Warrants at Fair Value	12 Months Ended
Dec. 31, 2017
Warrants At Fair Value [Abstract]
WARRANTS AT FAIR VALUE
NOTE 13:	WARRANTS AT FAIR VALUE

During the year ended December 31, 2017, the Company raised gross funds amounted to $5,300 thousand by issuance of 2,400,000 ADS’s and 2,400,000 warrants to purchase the same amount of ADS’s. The warrants shall be exercisable six months following the issuance date and will expire five and one-half years from the issuance date. The number of warrants and their exercise price may be adjusted upon standard anti-dilution protection clauses and subject to a cashless exercise mechanism (see also Note 15e).

IFRS 13 “Fair Value Measurement”, (“IFRS 13”), defines fair value as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. When determining the fair value measurements for assets and liabilities required to be recorded at fair value, the Company considers the principal or most advantageous market in which it would transact and considers assumptions that market participants would use when pricing the asset or liability, such as inherent risk, transfer restrictions and risk of nonperformance.

IFRS 13 also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. A financial instrument’s categorization within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. IFRS 13 establishes three levels of inputs that may be used to measure fair value.

Level 1 -	quoted prices in active markets for identical assets or liabilities;

Level 2 -	inputs other than Level 1 that are observable, either directly or indirectly, such as quoted prices in active markets for similar assets or liabilities, quoted prices for identical or similar assets or liabilities in markets that are not active, or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities; or

Level 3 -	unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities.

The Company accounted for the warrants issued to investors with a cashless exercise mechanism as a non-current liability according to provisions of IAS 32. Based on IAS 39, the Company measured the warrants at fair value by using a Black and Scholes model. Such warrants will be measured in each reporting period until they are exercised or expired, with changes in the fair value being recognized in the Company’s statement of comprehensive income/loss as financial income or expense, as appropriate. The warrants are classified as level 3.

The Company used the following assumptions to estimate the Investors’ warrants:

		As of March 7, 2017	As of February 16, 2017
	As of December 31, 2017	(Second Issuance date)	(First Issuance date)

Risk-free interest rate (1)	1.91%	2.11%	2.05%
Expected volatility (2)	65%	70.26%	70.22%
Contractual term life (in years) (3)	4.6	5.5	5.5
Dividend yield (4)	0%	0%	0%

(1)	Risk-free interest rate - based on yield rates of non-index linked U.S. Federal Reserve treasury bonds.

(2)	Expected volatility - was calculated based on actual historical share price movements of the Company over a term that is equivalent to the contractual term of the option. If the change in standard deviation for that warrants shifted +/- 5%, the impact on profit or loss would be $197 thousands and $204 thousands, respectively. The higher the standard deviation, the higher the fair value.

(3)	Expected life - the expected life was based on the expiration date of the warrants.

(4)	Dividend yield - was based on the fact that the Company has not paid dividends to its shareholders in the past and does not expect to pay dividends to its shareholders in the future.